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                                                                  Exhibit 10.5


                           NOTE CONVERSION AGREEMENT


     This Note Conversion Agreement (this "Agreement") is made this 23rd day of July, 1996, by and among SeaVision, Inc., a corporation organized and existing under the laws of the State of Delaware ("SeaVision"), Allin Communications Corporation, a Delaware corporation and a wholly-owned subsidiary of SeaVision ("Allin"), SeaVision Acquisition Corporation, a Delaware corporation, and a wholly-owned subsidiary of Allin ("SAC"), and Henry Posner, Jr., Thomas D. Wright, Terence M. Graunke, James C. Roddey and Richard W. Talarico (each individually a "Lender", and collectively the "Lenders").

     WHEREAS, SeaVision has issued to the Lenders promissory notes (in the form attached hereto as Exhibit A), in the aggregate original principal amount of $6,600,000 (the "Promissory Notes"); and

     WHEREAS, on May 31, 1996, $3,600,000 of the outstanding principal of the Promissory Notes was repaid to the Lenders, but no accrued and unpaid interest was paid; and

     WHEREAS, as of the date hereof an aggregate principal balance of $3,000,000 remains outstanding under the Promissory Notes, and $843,271 of interest remains accrued and unpaid; and

     WHEREAS, pursuant to an Agreement and Plan of Merger of even date herewith, by and among SeaVision, SAC and Allin, SeaVision will merge with and into SAC, with SAC surviving the merger (the "Merger") and changing its name to "SeaVision, Inc." (post-merger SAC will be referred to hereinafter as "New SeaVision"); and

     WHEREAS, pursuant to the Merger and by operation of law, the Promissory Notes will become the obligation of New SeaVision; and

     WHEREAS, Allin contemplates undertaking an initial public offering of its common stock ("Initial Public Offering"); and

     WHEREAS, the parties understand that it is a requirement of the underwriters that the principal amount outstanding under the Promissory Notes be converted into common stock of Allin contemporaneously with the commencement of the Initial Public Offering; and

     WHEREAS, the parties to this Agreement therefore, wish to modify the Promissory Notes, contingent upon the occurrence of the Merger.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
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     1.   Effective Time.  This Agreement shall be effective upon consummation
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of the Merger (the "Effective Time").

     2.   Additional Obligor.  At the Effective Time, Allin shall become a co-
          ------------------
obligor on the Promissory Notes with the same effect as if Allin had originally executed the Promissory Notes. Without limiting the foregoing, Allin as well as New SeaVision, shall be liable for (a) the payment of all outstanding principal under the Promissory Notes, (b) all interest accrued and unpaid under the Promissory Notes as of the Effective Time, and (c) all interest accruing under the Promissory Notes after the Effective Time.

     3.   Conversion.  Upon the commencement of the Initial Public Offering (the
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date on which the Initial Public Offering commences being referred to herein as the "Conversion Date"), the entire principal amount outstanding under the Promissory Notes shall be converted into, and exchanged for, Allin common stock ("Allin Common Stock"), in accordance with the following formula: each $100 of principal will be converted into the number of shares of Allin Common Stock, rounded to the ninth decimal place, determined by dividing 100 by a fraction, the numerator of which is 35.0 million and the denominator of which is the quotient of 1,000 divided by one minus the "Investment Percentage," where the Investment Percentage is a fraction, the numerator of which is the sum of (a) the number of shares of Series A Convertible Redeemable Preferred Stock of Allin issued multiplied by 100 plus (b) 3.0 million and the denominator of which is
35.0 million (as adjusted for stock dividends, stock splits, reverse stock splits and any other stock combination or division).

     Provided, however, that no such conversion shall be effective unless and until Allin or New SeaVision has paid to the Lenders, in cash, all interest on the Promissory Notes accrued and unpaid as of the Conversion Date.

     Unless default is made in the payment of the accrued and unpaid interest or in the conversion of all principal under the Promissory Notes into Allin Common Stock (the "Conversion"), all rights of the Lenders as obligees under the Promissory Notes shall cease at the close of business on the Conversion Date, except (a) the right to receive payment in full of all interest owed to such Lender and accrued and unpaid as of the Conversion Date, and (b) the right to receive the amount of shares of Allin Common Stock to which such Lender is entitled pursuant to the formula set forth above. On the Conversion Date, the Lenders shall surrender all of the Promissory Notes then held by them to Allin. Upon receipt by the Lenders of all accrued and unpaid interest, the Conversion shall be effective, the Promissory Notes shall be cancelled, and the Lenders shall be holders of Allin Common Stock in the amounts determined pursuant to this Agreement. Allin shall, on the Conversion Date, issue common stock certificates to the Lenders reflecting the number of shares of Allin Common Stock to which each Lender is entitled pursuant to the terms of this Agreement; provided, however, that the failure of Allin to deliver such certificates shall not affect the rights of the Lenders as holders of Allin Common Stock.

     4.   All Other Terms Unchanged.  Except as specifically set forth in this
          -------------------------
Agreement, all terms of the Promissory Notes shall remain unchanged, including without

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limitation, the amounts of principal and accrued interest thereunder, the provisions relating to compounding and accrual of interest, and the maturity dates thereof.

     5.   Entire Agreement; Amendment.  This Agreement, the Formation Agreement
          ---------------------------
(as defined in the Promissory Notes, and as amended), the Promissory Notes, and the other agreements contemplated by the Formation Agreement, represent the entire understanding of the parties with respect to the subject matter hereof. This Agreement shall not be amended, terminated, revoked or supplemented (collectively, "Modified") except in a writing signed by Allin, SeaVision (if to be Modified pre-merger), SAC (if to be Modified pre-merger), New SeaVision (if to be Modified post-merger) and the holders of a majority of the indebtedness held by the Lenders (if to be Modified pre-Conversion), or the holders of a majority of the Allin Common Stock into which the indebtedness is converted (if to be Modified post-Conversion).

     6.   Governing Law.  This Agreement shall be interpreted and construed in
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accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

     7.   Arbitration.  Any controversy arising out of or in connection with
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this Agreement shall be resolved by arbitration in accordance with the procedure described in paragraph 11(b) of the Formation Agreement.

     8.   Binding Effect; Assignment; No Third Party Beneficiaries.  This
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Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of Allin, SeaVision (if to be assigned pre-merger), SAC (if to be assigned pre-merger), New SeaVision (if to be assigned post-merger), and the holders of a majority of the outstanding principal held by the Lenders (if to be assigned pre-Conversion) or the holders of a majority of the Allin Common Stock into which the outstanding principal is converted (if to be assigned post-Conversion). This Agreement shall not confer any rights on any person who is not a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Note Conversion Agreement this 23rd day of July, 1996.

                                 SEAVISION, INC.


                                 By:
                                    ----------------------------------
                                 Name Printed:
                                              ------------------------
                                 Title:
                                       -------------------------------
[Signatures continued on next page]

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[Signatures continued from preceding page]



                              ALLIN COMMUNICATIONS CORPORATION


                              By:
                                 -------------------------------------
                              Name Printed:
                                           ---------------------------
                              Title:
                                    ----------------------------------

                              SEAVISION ACQUISITION CORPORATION


                              By:
                                 -------------------------------------
                              Name Printed:
                                           --------------------------
                              Title:
                                    ---------------------------------


                              ---------------------------------------
                              Henry Posner, Jr.



                              ---------------------------------------
                              Thomas D. Wright



                              ---------------------------------------
                              Terence M. Graunke



                              ---------------------------------------
                              James C. Roddey



                              ---------------------------------------
                              Richard W. Talarico

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